UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 20, 2010

HIGHPOWER INTERNATIONAL, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 20, 2010, the stockholders of Highpower International, Inc. (the “Company”) approved a Certificate of Amendment to the Company’s Certificate of Incorporation to change the Company’s name from “Hong Kong Highpower Technology, Inc.” to “Highpower International, Inc.” at the Company’s 2010 Annual Meeting of Stockholders (“Annual Meeting”).  The Company filed the Certificate of Amendment with the Secretary of State of Delaware to effect the name change on October 20, 2010.  The Certificate of Amendment is attached hereto as Exhibit 3.1.

Shares of the Company’s common stock will continue to trade on the NASDAQ Global Market under the symbol “HPJ.”  The Company’s new CUSIP number is 43113X 101.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on October 20, 2010. For more information about the proposals, see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on September 3, 2010 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 11,775,651 shares, or 86.69%, of the 13,582,106 shares of common stock outstanding on the record date of August 25, 2010 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The matters voted upon at the Annual Meeting and the voting results were as follows:

Proposal No. 1 -  Election of Directors:  The Company’s stockholders elected, by a plurality of the votes cast, each of the five nominees to the Board of Directors, to serve until the Company’s 2011 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dang Yu Pan	8,527,232	108,775	3,139,644
Wen Liang Li	8,527,232	108,775	3,139,644
Chao Li	8,527,232	108,775	3,139,644
Xinhai Li	8,527,232	108,775	3,139,644
Ping Li	8,527,232	108,775	3,139,644

Votes withheld and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

Proposal Number 2 – Ratification of Appointment of Independent Auditor:  Ratification of the appointment of Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 required an affirmative vote of a majority of all votes cast at the Annual Meeting of Stockholders.  Abstentions are not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,654,011	57,580	64,060	n/a

Proposal No. 3 - Approval of amendment to Certificate of Incorporation to change Company name to “Highpower International, Inc.”:  Approval of the amendment to the Certificate of Incorporation required the affirmative vote of at least a majority of votes cast of the stockholders present in person or by proxy at the Annual Meeting of Stockholders.  Abstentions are not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,734,754	6,826	34,071	n/a

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highpower International, Inc.

Dated: October 20, 2010	/s/	Henry Ngan
	By:	Henry Ngan
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation.